DIRECT OPERATING COSTS	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Key decision makers of the partnership are all employees of Brookfield or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 17.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the three and six months ended June 30, 2025 and 2024.

	Three Months Ended June 30,		Six Months Ended June 30,
(US$ MILLIONS)	2025	2024	2025	2024
Inventory costs	$2,150	$7,283	$4,344	$14,769
Subcontractor and consultant costs	754	861	1,489	1,533
Concession construction materials and labor costs	43	38	79	78
Depreciation and amortization expense	767	809	1,497	1,617
Compensation	942	985	1,886	1,961
Other direct costs	809	952	1,572	1,848
Total	$5,465	$10,928	$10,867	$21,806
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
During the three and six months ended June 30, 2025, the partnership recorded a reduction in inventory costs of $256 million and $515 million, respectively (June 30, 2024: $nil and $nil, respectively) related to tax benefits recognized. Refer to Note 2(b)(i) for additional details.
The decrease in inventory costs for the three and six months ended June 30, 2025 compared to the prior year period was primarily due to the disposition of the partnership's road fuels operation in the third quarter of 2024.